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                                                                    Exhibit 21.1
                                                Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4


                         SUBSIDIARIES OF THE REGISTRANT


                                          Jurisdiction of Incorporation
Name of Subsidiary                        or Organization
------------------                        -----------------------------

GFX Corporation                           Illinois
P-M-T Limited Partnership                 Illinois